                    Morgan Stanley Eastern Europe Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Novate  7/21/  524,45  $16.75 $878,45  105,71    0.20%   1.61   Morgan    UBS
 k OAO    05     3             8,775      5                     Stanle  Warbur
                                                                y, UBS     g
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Troika
                                                                Dialog
                                                                , Alfa
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Vneshe
                                                                conomb
                                                                 ank